EXHIBIT 10.8

CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT made as of the ____ day of ___________, 2013 (the “Effective Date”).

BETWEEN:
California Mines Corp., with an address at 111 Bank Street, Suite 326, Grass Valley, CA 95959

(hereinafter referred to as the “Company”)

AND:

__________________________________, with an address at
__________________________________________________________

(hereinafter referred to as the “Lender”)

WHEREAS:

A.	Lender has provided loan funds to or on behalf of the Company in the principal amount of One Hundred Fifty Thousand Dollars (US$150,000) (the “Loan”);

B.	The Loan shall be convertible (the “Conversion”) into securities of the Company consisting of common shares of the Company with a par value of $0.0001 (the “Shares”);

C.
The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the “Exemption”) from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended (the “Securities Act”) and Rule 903 of Regulation S of the Securities Act for the private offering of securities; and

D.	The Company agrees to borrow the loan funds from Lender on the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the “Agreement”) as follows:

1.	Representations and Warranties of the Lender

1.1	The Lender represents and warrants to, and covenants and agrees with the Company that:

(a)
the Lender makes the Loan to the Company and acquires the Shares and Conversion Right (both as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 903 of Regulation S of the Securities Act for the private offering of securities;

(b)
the Lender is eligible to make the Loan to the Company and acquire the Shares and Conversion Right in the Company under Regulation S, and all statements set forth in the Declaration of Regulation S Eligibility, attached hereto as Schedule A, are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(c)	the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring the Shares and acquiring and/or exercising the Conversion Right;

(d)
the Lender has consulted with its own securities advisor as to its eligibility to acquire the Shares and acquire and/or exercise the Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as a non-U.S. investor acquiring the Shares and this Conversion right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

(e)
no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

(f)	the Lender acknowledges that:

(i)
there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon acquiring the Shares upon exercising the Conversion Rights, and is purchasing unregistered securities;

(ii)
the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

(iii)	the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

(iv)
any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

(g)	the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(h)	the Lender makes the Loan to the Company and acquires the Shares and the Conversion Right as principal for its own account and not for the benefit of any other person;

(i)
the Lender understands that any certificates representing any Shares or any Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR THE BENEFIT OF U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL ONE YEAR AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF SUCH SECURITIES OR THE CLOSING DATE OF THE SALE AND TRANSFER THEREOF, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S.

(j)	the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

1.2
The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2.	The Loan

2.1	Subject to the terms of this Agreement, the Lender has loaned to the Company, and the Company hereby agrees to borrow from the Lender, the sum of $150,000.

2.2
Immediately following the execution of this Agreement, upon demand by the Company, the Lender shall deliver to the Company the Loan amount (or any lesser portion requested) by certified cheque or money order made payable to the Company, or by wire transfer to the Company’s bank account or to the Company’s solicitors (the “Advancement Date”).

2.3	The Loan shall bear interest at the rate of 12% per annum, payable annually, (the “Interest”) calculated on the principal amount of the Loan outstanding.

2.4
Unless repaid earlier, the Loan and accrued and unpaid Interest shall be payable in full by 5:00 p.m. local time in Las Vegas, Nevada, two years from the Advancement Date (the “Due Date”). If such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in Las Vegas, Nevada, on the first business day after the Due Date.

2.5	The Company shall be entitled to prepay any sum up to the full amount of the Loan then outstanding at any time without penalty or bonus.

2.6
At any time after the Advancement Date, if the Company has not paid the Loan in full, the Lender may by providing written notice (the “Notice”) and the Declaration attached hereto as Schedule A to the Company, exercise its rights of Conversion in respect of either a portion of or the total outstanding amount of the Loan plus accrued Interest as of that date into Shares of the Company (the “Conversion Right”), on the following terms:

(a)
The number of Shares issuable under the Conversion Right (the "Conversion Rate") shall be determined by dividing (x) that portion of the outstanding principal balance under the Loan and accrued and unpaid Interest on such date that the Lender elects to convert by (y) the Conversion Price (as defined below) then in effect on the date on which the Lender faxes the Notice of conversion, duly executed, to the Company (facsimile number _________________, Attn.: President) (the “Conversion Date”).  With respect to partial conversions of this Loan, the Company shall keep written records of the amount of this Loan converted as of each Conversion Date.

(b)	The term "Conversion Price" shall mean 75% of the average Closing Bid Prices for the five trading days immediately preceding the Conversion Date.

(c)
The term "Closing Bid Price" shall mean, on any particular date (i) the closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Lender, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Lender and reasonably acceptable to the Company.

2.7
Within seven (7) days of Notice by the Lender exercising its Conversion Rights hereunder, the Company shall deliver a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the Conversion Rate set out in subparagraph 2.6 of this Agreement.

2.8	Notwithstanding any of the foregoing, Interest shall be calculated and included in any Conversion of the Loan.

3.	Regulation S Eligibility

3.1	In order to ensure eligibility to receive the Shares, the Lender must provide the Declaration attached hereto as Schedule A.

4.	Covenants and Agreements of the Lender

4.1
The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date, except as otherwise required herein, unless the Loan has become due and payable in accordance with the provisions of this Agreement.

5.	Default

5.1	If one or more of the following events shall occur, namely:

(a)	the Company fails to pay any Interest or Principal amounts when due and fails to repay the Loan on the Due Date;

(b)
the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company’s assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

(c)	an order of execution against any of the Company’s assets remains unsatisfied for a period of ten (10) days;

(d)
the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

(e)	any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

(f)	any lender (including the Lender) of any mortgage, charge or encumbrance on any of the Company’s assets and undertaking does anything to enforce or realize on such mortgage, charge or encumbrance;

then the Loan and all accrued Interest to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

6.	General

6.1	For the purposes of this Agreement, time is of the essence.

6.2
The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

6.3	This Agreement shall be construed in accordance with the laws of the State of Nevada.

6.4	This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

6.5
This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

6.6
All notices, requests, demands or other communications hereunder shall be in writing and shall be “deemed delivered” to a party on the date it is hand delivered to such party’s address first above written, or to such other address as may be given in writing by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

California Mines Corp.

Per:

Authorized Signatory

______________________ (Lender)

Per:

Authorized Signatory

SCHEDULE A

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only.  This Declaration must be answered fully and returned to California Mines Corp. with your subscription agreement to ensure the Company is in compliance with the Securities Act.  All information will be held in the strictest confidence and used only to determine investor status.  No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners, employees, attorneys or agents.

I, _________________________________, HEREBY AFFIRM AND DECLARE THAT:

1.	I am not a resident of the United States of America.

2.	I am not purchasing securities for the benefit of a resident of the United States of America.

3.	I am not purchasing securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4.	I am not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5.	I am not purchasing securities in my capacity as the Executor or Administrator of the Estate of a U.S. resident.

6.
I am not a U.S. resident purchasing securities through a brokerage account located outside of the United States of America, nor am I using a non-U.S. brokerage account to purchase securities for the benefit of individuals or corporate entities resident within the United States of America.

7.	I am not purchasing the securities in an attempt to create or manipulate a U.S. market.

8.	I am purchasing the securities as an investment and not with a view towards resale.

9.
I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to U.S. residents in accordance with the provisions of Rule 144 following the expiration of one year from the date of acquiring the securities.

10.	I am permitted to purchase the securities under the laws of my home jurisdiction.

11.
I understand that if I knowingly and willingly make false statements as to my eligibility to purchase or resell securities under Regulation S, I may become subject to civil and criminal proceedings being taken against me by the United States Securities and Exchange Commission.

DATED: _______________________, 20____	__________________________________ Signature
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